UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17 ,2005
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-50180	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 1410 - 800 West Pender Street
Vancouver, British Columbia Canada	V6C 2V6
(Address of principal executive offices)	(Zip Code)

604-689-1659
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Uranerz Energy Corporation (“We” or the “Company”) has entered into subscription agreements with an aggregate of two investors for the purchase and sale of an aggregate of 175,000 units (the “units”) at a price of $0.40 per share for total proceeds of $70,000. Details of the sales of the Units are provided in Item 3.02 of this Current Report on Form 8-K.

SECTION 3 SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

We have completed the following sales of equity securities in transactions that have not been registered under the Securities Act of 1933 (the “Act”) and that have not been reported on our previously filed periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”):

1.

On November 17, 2005, we completed a private placement with two investors of 175,000 Units at a price of $0.40 per Unit for total proceeds of $70,000 pursuant to Rule 903 of Regulation S of the Act. We will pay a commission equal to 6% of the funds raised in connection with the completion of the offering. We completed the offering of the Units pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the Units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the Units. The investors represented to us that the investors were not U.S. persons, as defined in Regulation S, and were not acquiring the Units for the account or benefit of a U.S. person. The subscription agreements executed between us and the investors included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investors agreed by execution of the subscription agreement for the Units: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

In aggregate we issued a total of 175,000 shares and 87,500 warrants, with each warrant entitling the holder to purchase one additional share of our common stock at an exercise price of $0.60 per share until November 17, 2006.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

/s/ “Aileen Lloyd”
By: _____________________________________________
DATE: November 21, 2005	AILEEN LLOYD
Director/ Secretary

3.